United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 2, 2018
Jones Lang LaSalle Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-13145	36-4150422
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

200 East Randolph Drive, Chicago, IL	60601
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 312-782-5800
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§230.405 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 2, 2018, the Board of Directors (the “Board”) of Jones Lang LaSalle Incorporated (the “Company”) approved the amendment and restatement of the Second Amended and Restated Bylaws, effective immediately upon approval (as amended, the “Third Amended and Restated Bylaws”), primarily to provide for proxy access.

Article III, Section 15 has been added in the Third Amended and Restated Bylaws to permit a shareholder, or group of up to 20 shareholders, owning at least 3% of the Company’s outstanding common stock continuously for at least three years as of the date of the notice of nomination, to nominate and include in the Company’s proxy materials director nominees constituting up to two individuals or 20% of the Board, whichever is greater (subject to certain limitations set forth in the Third Amended and Restated Bylaws), provided that the shareholder(s) and nominee(s) satisfy the requirements specified in the Third Amended and Restated Bylaws, including that notice of a nomination be received at the principal executive offices of the Company not less than 120 days nor more than 150 days prior to the anniversary of the date the Company commenced delivery of its proxy materials in connection with its most recently held annual meeting of shareholders.

The Third Amended and Restated Bylaws also update the advance notice requirements that apply to shareholder proposals and nominations outside the proxy access process and make certain related clarifying and conforming changes.

The foregoing summary is qualified in its entirety by reference to the full text of the Third Amended and Restated Bylaws, which are attached hereto as Exhibits 3.1 (unmarked version) and 3.2 (marked version), and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
See Exhibit Index.

EXHIBIT INDEX

3.1	Third Amended and Restated Bylaws, effective March 2, 2018 (unmarked version)
3.2	Third Amended and Restated Bylaws, effective March 2, 2018 (marked version)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2018
Jones Lang LaSalle Incorporated

By: /s/ Mark J. Ohringer
Name: Mark J. Ohringer
Title: Executive Vice President, Global General Counsel and Corporate Secretary